Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Document Period End Date	Sep 30, 2011
Amendment Flag	false
Entity Registrant Name	INUVO, INC.
Entity Central Index Key	0000829323
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets:
Cash	$ 1,160,180	$ 118,561	$ 4,843,128
Restricted cash	475,410	140,493	638,285
Accounts receivable, net of allowance for doubtful accounts	2,872,463	4,500,894	4,671,510
Unbilled revenue	35,862	59,881	55,117
Prepaid expenses and other current assets	306,823	463,958	380,435
Current assets of discontinued operations	50,000	50,000	2,421,758
Total current assets	4,900,738	5,333,787	13,010,233
Property and equipment, net	1,917,156	2,749,098	4,881,168
Other assets:
Goodwill	3,351,405	3,351,405	3,351,405
Intangible assets	2,636,332	2,511,918	3,805,707
Other assets	2,243	79,324	1,657
Other assets of discontinued operations			775,000
Total other assets	5,989,980	5,942,647	7,933,769
Total assets	12,807,874	14,025,532	25,825,170
Liabilities and Stockholders' Equity:
Term and credit note payable - current portion	757,000	1,850,000	2,324,000
Accounts payable	4,133,392	5,479,796	4,431,285
Deferred revenue	18,083	19,921	112,773
Deferred compensation	736,387
Accrued expenses and other current liabilities	1,243,287	1,599,625	1,743,934
Current liabilities of discontinued operations	220,000	712,024	2,531,601
Total current liabilities	7,108,149	9,661,366	11,143,593
Long-Term Liabilities:
Term and credit notes payable - long term	2,250,000		5,786,806
Other long-term liabilities	309,183	356,509	456,340
Long-term liabilities of discontinued operations			214,829
Long-term liabilities		356,509	6,457,975
Total liabilities	9,667,332	10,017,875
Stockholders' equity:
Preferred stock
Common stock	10,422	9,110	8,996
Additional paid-in capital	114,863,767	111,766,319	110,976,129
Accumulated deficit	(110,264,043)	(105,671,666)	(100,665,417)
Treasury stock	(1,469,604)	(2,096,106)	(2,096,106)
Total stockholders' equity	3,140,542	4,007,657	8,223,602
Total liabilities and stockholders' equity	$ 12,807,874	$ 14,025,532	$ 25,825,170

Consolidated Balance Sheets (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 440,101	$ 450,634	$ 1,344,648
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	500,000	500,000	500,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	20,000,000	20,000,000	20,000,000
Common stock, shares issued	10,422,618	9,110,486	8,995,929
Common stock, shares outstanding	10,035,791	8,558,790	8,444,233
Treasury stock, shares	386,827	551,696	551,696

Consolidated Statements Of Operations (USD $)	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Net revenue	$ 8,203,116	$ 14,270,285	$ 29,209,646	$ 34,974,369	$ 48,969,847	$ 39,807,107
Cost of revenue:
Affiliate expenses	3,922,166	7,861,565	14,090,378	19,572,820	26,817,621	22,133,297
Data acquisition	660,738	564,724	1,859,999	1,739,497	2,335,313	2,506,942
Merchant processing fees and product costs	53,004	27,845	155,810	86,520	102,376	133,468
Cost of revenue	4,635,908	8,454,134	16,106,187	21,398,837	29,255,310	24,773,707
Gross profit	3,567,208	5,816,151	13,103,459	13,575,532	19,714,537	15,033,400
Operating expenses:
Search costs	1,959,042	1,705,124	6,749,115	3,059,407	5,418,099	906,366
Compensation and telemarketing	1,481,007	2,525,672	6,367,437	7,808,735	10,356,682	10,167,108
Selling, general and administrative	1,363,385	1,785,609	4,018,959	5,707,928	7,627,703	8,190,809
Total operating expenses	4,803,434	6,016,405	17,135,511	16,576,070	23,402,484	19,264,283
Operating loss	(1,236,226)	(200,254)	(4,032,052)	(3,000,538)	(3,687,947)	(4,230,883)
Other income (expense):
Litigation settlements			(374,800)
Write-down of note receivable and capitalized development costs	(78,361)		(179,106)
Interest income		13,134		13,134	4,721	4,670
Interest expense	(53,169)	(133,257)	(263,437)	(444,023)	(564,001)	(839,234)
Impairment of assets					(400,000)	(2,213)
Other income (expense)					11,843	(13,211)
Other expenses, net	(131,530)	(120,123)	(817,343)	(430,889)	(947,437)	(849,988)
Loss from continuing operations before taxes on income	(1,367,756)	(320,377)	(4,849,395)	(3,431,427)	(4,635,384)	(5,080,871)
Income tax expense	(141)	(1,760)	(141)	(2,642)	(2,642)
Net loss from continuing operations	(1,367,897)	(322,137)	(4,849,536)	(3,434,069)	(4,638,026)	(5,080,871)
Loss from discontinued operations net of tax		(1,910,302)	257,136	(890,252)	(368,223)	(310,243)
Net loss	$ (1,367,897)	$ (2,232,439)	$ (4,592,400)	$ (4,324,321)	$ (5,006,249)	$ (5,391,114)
Per common share data: Basic and diluted:
Net loss from continuing operations	$ (0.14)	$ (0.04)	$ (0.53)	$ (0.4)	$ (0.55)	$ (0.76)
Net (loss) income from discontinued operations	$ 0	$ (0.22)	$ 0.03	$ (0.11)	$ (0.04)	$ (0.05)
Net loss	$ (0.14)	$ (0.26)	$ (0.5)	$ (0.51)	$ (0.59)	$ (0.81)
Weighted average shares (basic and diluted)	10,035,791	8,521,780	9,137,659	8,475,377	8,496,284	6,679,319

Consolidated Statements Of Operations (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Loss from discontinued operations, net of tax expense	$ 0	$ 212,429

Consolidated Statements Of Stockholders' Equity And Comprehensive Loss (USD $)	Common Stock [Member]	Additional Paid In Capital [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]	Total
Balances at Dec. 31, 2008	$ 7,113	$ 105,868,752	$ (95,274,303)	$ (116,961)	$ (2,096,106)	$ 8,388,495
Balances, shares at Dec. 31, 2008	6,560,807
Warrants exercised, net	226	610,225				610,451
Warrants exercised, net, shares	226,093
Issuance of common stock for equity offering, net	1,674	4,062,308				4,063,982
Issuance of common stock for equity offering, net, shares	1,674,000
Stock based compensation		434,827				434,827
Forfeited restricted stock units	(17)	17
Forfeited restricted stock units, shares	(16,667)
Other Comprehensive loss
Net loss			(5,391,114)			(5,391,114)
Interest rate swap termination				101,943		101,943
Other				15,018		15,018
Comprehensive loss						(5,274,153)
Balances at Dec. 31, 2009	8,996	110,976,129	(100,665,417)		(2,096,106)	8,223,602
Balances, shares at Dec. 31, 2009	8,444,233
Stock based compensation		533,404				533,404
Forfeited restricted stock units	(7)	7
Forfeited restricted stock units, shares	(6,667)
Additional shares issued due to reverse stock split	87
Issuance of common stock for compensation	121	256,779				256,900
Issuance of common stock for compensation, shares	121,137
Other Comprehensive loss
Net loss			(5,006,249)			(5,006,249)
Balances at Dec. 31, 2010	$ 9,110	$ 111,766,319	$ (105,671,666)		$ (2,096,106)	$ 4,007,657
Balances, shares at Dec. 31, 2010	8,558,790

Consolidated Statements Of Cash Flows (USD $)	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net loss	$ (4,592,400)	$ (4,324,321)	$ (5,006,249)	$ (5,391,114)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,203,147	3,782,870	5,067,982	5,704,004
Impairment of assets			400,000	849,083
Provision for doubtful accounts	45,520	427,000	491,000	304,598
Write-down of note receivable	100,745
Write-down of capitalized development costs	78,361
Deferred compensation	368,193
Stock based compensation	1,092,282	579,416	790,304	434,827
Loss (gain) on sale of discontinued operations			989,364	(168,813)
Other			1,290	15,018
Change in operating assets and liabilities:
Restricted cash	140,083	467,627	497,792	253,789
Accounts receivable	1,582,911	(1,456,157)	(320,384)	2,799,042
Prepaid expenses and other assets	157,490	(22,576)	(39,247)	(330,004)
Accounts payable	(1,346,404)	1,215,156	1,048,511	(658,870)
Deferred revenue	(1,838)	(64,354)	(92,852)	327,322
Other accrued expenses and current liabilities	(43,951)	45,279	(90,828)	500,792
Net cash provided by operating activities from continuing operations	784,139	649,940	3,736,683	4,639,674
Net cash (used in) provided by operating activities from discontinued operations	(376,424)	1,236,070	(389,699)	37,869
Net cash provided by operating activities	407,715	1,886,010	3,346,984	4,677,543
Investing activities:
Purchasing of equipment, software, and capitalized development costs	(430,610)	(674,671)	(659,451)	(1,376,790)
Purchase of names database and exclusivity rights	(2,143,370)	(1,377,151)	(2,444,598)	(2,099,897)
Proceeds from sale of discontinued operations		247,147	1,434,923	749,985
Proceeds from the sale of property and equipment			20,018
Net cash used in investing activities	(2,573,980)	(1,804,675)	(1,649,108)	(2,726,702)
Financing activities:
Proceeds from term note				2,700,000
Principal payments made on term note and capital leases		(2,240,200)	(3,627,443)	(3,273,234)
Advances from credit note	4,631,144	25,142,000	40,067,000	39,284,056
Payments on credit note	(4,059,056)	(26,182,000)	(42,862,000)	(40,853,283)
Proceeds from issuance of common stock	2,635,796			4,674,433
Net cash (used in) provided by financing activities	3,207,884	(3,280,200)	(6,422,443)	2,531,972
Net (decrease) increase in cash	1,041,619	(3,198,865)	(4,724,567)	4,482,813
Cash, beginning of year	118,561	4,843,128	4,843,128	360,315
Cash, end of year	1,160,180	1,644,263	118,561	4,843,128
Supplemental information:
Interest paid	312,912	428,987	548,371	743,789
Income taxes paid, net			2,642	20,904
Non-cash investing activities:
Equipment under capital leases		19,236	19,236	133,808
Sale of assets through note receivable			140,472
Furniture and fixtures sold under notes receivable		140,472
MSA assets sold under notes receivable		766,636
Restricted advances on term-note payable	475,000
Payment of litigation settlements with common stock	365,400
Retirement of 164,869 shares of treasury stock	$ 626,502

Consolidated Statements Of Cash Flows (Parenthetical)	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Statement of Cash Flows [Abstract]
Retirement of treasury stock, shares	164,869	164,869

Organization And Business	12 Months Ended
Dec. 31, 2010
Organization And Business [Abstract]
Organization And Business

Note 1 – Organization and Business

a)	Company Overview

Inuvo™ , Inc. and subsidiaries (the "Company," or "its") is an Internet marketing business with two segments:

•	Performance Marketing, and

•	Web Properties.

The Performance Marketing segment designs, builds, implements, manages and sells the various technology platforms and services we offer. For the last 24 months, the Performance Marketing segment has executed on a technology strategy to consolidate the disparate platforms we acquired between 2002 and 2008, resulting in a single technology foundation which can serve the needs of advertiser and publisher clients within this segment. This foundation is referred to as the Inuvo Platform. The Inuvo Platform is an open, quality-controlled, lead generation marketplace designed to allow advertisers and publishers the ability to manage their consumer marketing transactions in an automated and transparent environment. In addition to the core Inuvo Platform for advertisers and publishers, we continue to sell several legacy platforms, services or directories within the Performance Marketing segment. Revenue is principally generated when a consumer clicks on links, fills out a lead form or purchases a product. In this segment, we must attract highly visited web publishers where competition for advertising space is driven primarily by the amount paid for each offer presented on each page viewed. We believe that greater transparency and alignment between advertisers and publishers, combined with sophisticated analytic technologies that predict fraud and target offers more effectively, will differentiate service providers in this marketplace.

The Web Properties segment designs, builds and manages unique offers and/or websites that generate revenue principally from the sale of products, leads and/or advertising. The Web Properties segment manages owned and operated websites across verticals that include local search, product shopping comparison, pre/post natal interests. The segment uses a number of online tactics designed to drive traffic to these owned and operated sites including search, affiliates, email and display marketing campaigns. In the future, we expect that a majority of such tactics will be deployed and/or tracked via the Inuvo Platform. In October 2009, we brought to market the Inuvo Platform. Within this solution, advertisers create and manage advertising campaigns, web publishers better monetize their available advertising inventory, and strategic partners and web developers have the ability to customize implementations through an application-programming interface ("API"). We believe a very important by-product of the our business is the information produced both on the advertiser side, where we analyze what kind of products convert, and on the publisher side, where it analyzes what kind of websites consumers have interests in. This business intelligence allows for improved detection of fraudulent transactions and higher advertising response rates.

The Company implemented a cost reduction plan during the first quarter of 2011 to offset the lower revenue associated with the reduction in search marketing revenue resulting from the migration to the recently launched Yahoo!-Bing platform. This cost reduction plan included the elimination of employee positions and the related expenses. Additionally, the Company's executive officers and certain of its senior management agreed to a deferral of cash compensation in an effort to assist us to better manage the Company's liquidity. Furthermore, the Company favorably renegotiated the outsourced call center contract reducing the monthly cash outlay. The Company also made adjustments to adapt to the new Yahoo!-Bing marketplace, and has seen incremental improvements in revenue as a result. The Company believes these steps, along with the higher loan availability from the new bank facility (see Note 18), will provide sufficient cash for the next twelve months.

The accompanying consolidated financial statements were prepared by management on a go-forward basis and therefore do not include any adjustments to the Company's assets or liabilities.

b)	Discontinued Operations

During the second quarter of 2008, the Company made a decision to divest its MarketSmart Advertising, Inc. ("MSA") operations and, effective August 31, 2010, the Company sold substantially all of the assets of MSA. During the second quarter of 2008, the Company ceased operations of its Web Diversity Ltd. ("Web Diversity") subsidiary. In 2008, the Company also made a decision to divest its Cherish, Inc. ("Cherish") and Vintacom Florida Inc ("Vintacom") operations. On February 17, 2009, the Company concluded the sale of the assets of Cherish. In the second half of 2009, the Company ceased operations of Vintacom. In March 2010, the Company determined that due to market and strategic reasons to accelerate its decision to exit the negative-option marketing programs which became part of its Direct segment following the iLead Media, Inc. ("iLead") acquisition in 2006. In July 2010, the Board of Directors approved the plan to sell the Company's Real Estate School Online ("RESO") business unit and in December 2010, substantially all of the assets of RESO were sold.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 2 – Summary of Significant Accounting Policies

a)	Basis of presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

b)	Cash and restricted cash

The Company considers all highly liquid investments with an original maturity of three months or less at the time of purchase to be cash equivalents. The Company's cash deposits exceeded FDIC-insured limits at various financial institutions on December 31, 2010 and 2009 by approximately  $0.0 and  $4.2 million, respectively, as reported before adjustment for outstanding checks. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

The Company has restricted cash on deposit with various merchant processors. The majority of these funds are in non-interest bearing accounts. As of December 31, 2010 and 2009, the Company had approximately  $140,000 and  $638,000, respectively, of restricted cash.

c)	Reclassifications

For comparability, the 2009 audited consolidated financial statements reflect reclassifications where appropriate to conform to the interim consolidated financial statement presentation used in 2010. Certain prior period amounts have been reclassified to conform to the current presentation related to the discontinued operations of MSA, iLead and RESO.

Additionally, all consolidated financial statements and notes herein reflect the impact of the 1:10 reverse stock split on the Company's common and preferred stock in December 2010.

d)	Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification ("ASC") ASC 605-10 Revenue Recognition-General ("ASC 605-10"). Under ASC 605-10, the Company recognizes revenue when the following criteria have been met: persuasive evidence of an arrangement exists, the fees are fixed and determinable, no significant obligations remain and collection of the related receivable is reasonably assured.

Performance Marketing

Affiliate Network – consistent with the provisions of ASC 605-45 Revenue Recognition-Principal Agent Considerations ("ASC 605-45"), the Company recognizes revenue as an agent in affiliate marketing transactions in which the Company is not the primary obligor. Accordingly, service fee revenue is recognized on a net basis because any affiliate expenses are the responsibility of the Company's advertising customer. In certain instances, the Company assumes the position of primary obligor and thus recognizes revenue on a gross basis. Revenue is recognized when the related services are performed.

Search Network – In accordance with ASC 605-45, the Company records as revenue the gross amount received from advertisers and the amount paid to the publishers placing the advertisements as cost of sales. Revenue from company owned networks are based on "per click" basis and is recognized once the action is taken.

Affiliate Software – The Company recognizes revenue the month in which the software is utilized. Customers are invoiced on the first of the month for the monthly services. All overages for the month are billed at the end of the month and are included in the Company's accounts receivable.

Hosting Arrangements – The Company recognizes revenue through a monthly hosting fee and additional usage fees as provided.

Web Properties

Online Membership Income – The Company recognizes revenue from online memberships when payment is received and the service date of providing membership benefits has taken place.

Lead Sales – For lead sales, the Company's revenue recognition varies depending on the arrangement with the purchaser. Where the arrangement provides for delivery only, revenue is recognized when the lead information is provided to the purchaser. Where the arrangement provides for compensation based on sales generated by the purchaser from the lead, the Company recognizes revenue in the period that the purchasing company makes a sale that was derived from the lead.

List Management Services – Substantially all of the Company's revenue from list management services is recorded at the net amount of its gross billings less pass-through expenses charged to a customer. In most cases, the amount that is billed to customers exceeds the amount of revenue that is earned and reflected in the Company's consolidated financial statements, because of various pass-through expenses. In compliance with ASC 605-45, the Company assesses whether the Company or a third-party supplier is the primary obligor. The Company has evaluated the terms of its customer agreements and considered other key indicators such as latitude in establishing price, discretion in supplier selection and credit risk to the vendor as part of this assessment. Accordingly, the Company generally records revenue net of pass-through charges.

Subscription Income – The Company recognizes revenue on monthly and multi-monthly subscription contracts on a straight-line basis over the term of the contract. Funds that are collected in advance from customers are recorded as deferred revenue.

Discontinued Operations

Product Sales – For product sales in RESO, the Company recognizes revenue when payment is received and the goods are shipped.

Pay Per Click Management Fees – The Company recognizes revenue on pay per click management services in the month the services are performed.

e)	Accounts receivable

Accounts receivable are recorded at the net realizable value and do not bear interest. The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses on the Company's existing accounts receivable. The Company reviews its allowance for doubtful accounts quarterly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. In determining past due or delinquent status of a customer, the aged trial balance is continually reviewed by collections and generally any accounts older than 120 days are considered delinquent.

f)	Advertising and search expenses

The Company expenses advertising costs as incurred. Advertising costs from continuing operations as included in selling general and administrative expenses for the years ended December 31, 2010 and 2009 were approximately  $126,000 and  $59,000, respectively. In addition, the Company expenses search costs as incurred. Search cost advertising is the purchase of key words and phrases from search engine operators that attracts web browsers to a web site. In 2010, the Company increased search costs by approximately  $4.5 million to  $5.4 million as the Company focused its revenue growth on its owned and operated websites.

g)	Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Major renewals and improvements are capitalized, while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred. Costs of assets sold or retired and the related accumulated depreciation and amortization are eliminated from accounts and the net gain or loss is reflected in the statement of operations.

Property and equipment are depreciated on a straight-line basis over 3 years for equipment, 5 to 7 years for furniture and fixtures and 3 to 5 years for software. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining term of the lease. Depreciation and amortization expense was approximately  $1.8 million and  $2.0 million, respectively, for the years ended December 31, 2010 and 2009.

h)	Capitalized Software Costs

The Company capitalizes certain costs related to the acquisition and internally developed software and amortizes these costs using the straight-line method over the estimated useful life of the software. The Company utilizes all developed software for internal use. The Company does not sell developed software. Certain development costs not meeting the criteria for capitalization are expensed as incurred.

i)	Goodwill and other intangible assets

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and intangible assets acquired. In accordance with ASC 350, Goodwill and Other Intangible Assets ("ASC 350"), the Company tests goodwill for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis or more frequently if the Company believes indicators of impairment exist. The performance of the test involves a two-step process. The first step of the impairment test involves comparing the fair values of the applicable reporting units with their aggregate carrying value, including goodwill. The Company generally determines the fair value of its reporting units using the gross profit approach methodology of valuation that includes the undiscounted cash flow method as well as other generally accepted valuation methodologies. If the carrying amount of a reporting unit exceeds the reporting unit's fair value, the Company performs the second step of the goodwill impairment test to determine the amount of impairment loss. The second step of the goodwill impairment test involves comparing the implied fair value of the affected reporting unit's goodwill with the carrying value of that goodwill (See Note 5).

The Company amortizes its identifiable intangible assets, which result from acquisitions accounted for under the purchase method of accounting, using the straight-line method over their estimated useful lives. Tradenames are not amortized as they are believed to have an indefinite life. Tradenames are reviewed annually for impairment under ASC 350.

j)	Income taxes

The Company utilizes the liability method of accounting for income taxes as set forth in ASC 740, Income Taxes ("ASC 740"). Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized. In assessing the need for a valuation allowance the Company must project future levels of taxable income. This assessment requires significant judgment. The Company examines evidence related to the history of taxable losses or income, the economic conditions in which the Company operates, organizational characteristics, its forecasts and projections, as well as factors affecting liquidity.

The Company has adopted certain provisions of ASC 740. This statement clarifies the criteria that an individual tax position must satisfy for some or all of the benefits of that position to be recognized in a company's financial statements. ASC 740 prescribes a recognition threshold of more-likely–than-not, and a measurement attribute for all tax positions taken or expected to be taken on a tax return, in order to be recognized in the financial statements.

k)	Impairment of long-lived assets

In accordance with ASC 360, Property, Plant and Equipment, long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the asset is measured by comparison of its carrying amount to future net cash flows the asset is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the asset exceeds its fair value.

For the year ended December 31, 2009, the Company had impairments of its goodwill and other intangible assets of approximately  $800,000. As part of the sale of RESO in December 2010, the Company wrote off  $92,000 of tradenames. In 2010, tradenames associated with Morex and Primary Ads were impaired and consequently, the Company recorded an impairment loss of  $400,000.

l)	Share-based compensation

The Company recognizes share based compensation at fair value pursuant to ASC 718, Compensation- Stock Compensation ("ASC 718) using the modified prospective transition method. The fair value of units granted is determined using market value of the common stock on the date of the grant. The Company estimates the fair value of all stock option awards as of the grant date by applying the Black-Scholes-Merton option pricing model and recognizes the fair value as compensation expense in earnings over the requisite service period. The use of this valuation model involves assumptions that are judgmental and highly sensitive in the determination of compensation expense and include the expected life of the option, stock price volatility, risk-free interest rate, dividend yield, exercise price, and forfeiture rate. Under ASC 718, forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period. The forfeiture rate, which is currently estimated at a weighted average of 25 percent of unvested options outstanding, is adjusted periodically based on the extent to which actual forfeitures differ, or are expected to differ, from the previous estimate.

m)	Treasury Stock

The cost method was used in recording the purchase of the treasury stock. Treasury stock changes as a result of common stock acquired in the market.

n)	Net loss per share

During the periods presented, the Company had securities that could potentially dilute basic earnings per share in the future, but were excluded from the computation of diluted net loss per share, as their effect would have been anti-dilutive. Because the Company reported a net loss for all periods presented, shares associated with stock options, warrants and restricted stock are not included because they are anti-dilutive. Basic and diluted net loss per share is the same for all periods presented. Per share data is based on the weighted average number of shares outstanding and has been adjusted for the 1 for 10 reverse stock split.

o)	Comprehensive income

ASC 220, Comprehensive Income, requires disclosure of total comprehensive income. Other comprehensive income (loss) is defined as the change in equity during a period, from transactions and other events, excluding changes resulting from investments by owners (e.g., supplemental stock offering) and distributions to owners (e.g., dividends).

p)	Operating segments

ASC 280, Segment Reporting, requires disclosures of certain information about operating segments, products and services, geographic areas in which the Company operates, and their major customers. The Company has evaluated the effect of this standard and has determined that currently it operates in two segments, as defined in this statement (See Note 17).

q)	Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of risk consist primarily of cash and cash equivalents and accounts receivable, which are generally not collateralized. The Company's policy is to place its cash and cash equivalents with high credit quality financial institutions in order to limit the amount of credit exposure. The Company does not require collateral from its customers, but its credit extension and collection policies include monitoring payments and aggressively pursuing delinquent accounts. The Company maintains allowances for potential credit losses.

r)	Risks and concentrations

When assessing credit risk, the Company considers whether the credit risk exists at both the individual and group level. Consideration is given to the activity, region and economic characteristics when assessing if there exists a group concentration risk. The following disclosures were calculated based on the entire Company results. At December 31, 2010, the Company had one individual customer with accounts receivable balances greater than 10% of the gross accounts receivable from continuing operations. This customer owed approximately  $3.0 million or 57.7% of gross accounts receivable from continuing operations at December 31, 2010 and approximately  $2.5 million or 41.3% at December 31, 2009. This same customer contributed approximately  $39.3 million or, 80.3%, of total net revenue from continuing operations for year ended December 31, 2010 and approximately  $26.3 million, or 66.5%, of total net revenue from continuing operations for the year ended December 31, 2009.

s)	Fair value of financial instruments

The Company has adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") for its financial assets and liabilities. Management uses the fair value hierarchy of ASC 820, which gives the highest priority to quoted prices in active markets. The fair value of financial instruments is estimated based on market trading information, where available. Absent published market values for an instrument or other assets, management uses observable market data to arrive at its estimates of fair value. Management believes that the carrying amount of accounts receivable, accrued expenses and long-term debt approximate fair value.

ASC 820 defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820 establishes a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. The three levels of inputs used to measure fair value are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities.

Level 2	Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted price for identical or similar assets and liabilities in markets that are not active; or other input that are observable or can be corroborated by observable market data.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

As of December 31, 2010, the Company has no financial assets or liabilities that were measured at fair value on a recurring basis.

t)	Derivative financial instruments

The Company accounts for its interest rate swap agreements in accordance with ASC 815, Derivatives and Hedging. This standard requires the Company to recognize all derivatives on the balance sheet at fair value. The Company's interest rate swap agreement qualifies as a cash flow hedge. Therefore, the effective portion of the fair value change is recorded through other comprehensive income, a component of stockholders' equity while any ineffectiveness is recorded in the statement of operations. In March 2009, the Company cancelled its only derivative and incurred a related expense of  $94,000 included in Interest Expense on the 2009 consolidated statements of operations, which was previously reflected in other accumulated comprehensive loss. At December 31, 2010 and 2009, the value of the interest rate swap on the consolidated balance sheets was  $0.

u)	Use of estimates

The preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of net revenue and expenses in the reporting period. The Company regularly evaluates estimates and assumptions related to allowances for doubtful accounts, useful lives of property and equipment, goodwill and purchased intangible asset valuations and lives, derivatives, deferred income tax asset valuation allowances, stock compensation, and valuation of stock option and warrants. The Company bases its estimates and assumptions on current facts, historical experience and on various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from management's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

v)	Litigation and Settlement Costs

From time to time, the Company is involved in disputes, litigation and other legal actions. In accordance with ASC 450, Contingencies, the Company records a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred as of the date of the financial statements and (ii) the range of loss can be reasonably estimated (See Note 16).

w)	Recent accounting pronouncements

ASU 2010-06 – Improving Disclosures about Fair Value Measurements: In January 2010, the Financial Accounting Standards Board ("FASB") issued ASU 2010-06. This update provides amendments to ASC Topic 820 – Fair Value Measurements and Disclosures that requires additional disclosures about transfers into and out of Levels 1 and 2 in the fair value hierarchy and additional disclosures about purchases, sales, issuances and settlements relating to Level 3 fair value measurements. Additionally, it clarifies existing fair value disclosures about the level of disaggregation of inputs and valuation techniques used to measure fair value. The Company adopted the new disclosure requirements in ASU 2010-06 as of the period ended March 31, 2010, and it did not have a material impact on its consolidated financial statements.

ASU 2010-09 – Amendments to Certain Recognition and Disclosure Requirements: In February 2010, the FASB issued ASU 2010-09. This amendment to ASC Topic 855 – Subsequent Events removes the requirement for an SEC filer to disclose the date through which subsequent events are evaluated. This includes both issued and revised consolidated financial statements. The Company adopted the new disclosure requirements in ASU 2010-09 in 2010, and it did not have a material impact on its consolidated financial statements.

ASC 810 – Consolidation of Variable Interest Entities: In June 2009, FASB issued additional guidance related to ASC Topic No. 810, "Consolidation" (ASC 810). ASC 810 requires an analysis to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity. This guidance requires an ongoing reassessment and eliminates the quantitative approach previously required for determining whether an entity is the primary beneficiary. The Company adopted the additional guidance in 2010, and it did not have a material impact on its Consolidated Financial Statements.

Other recent accounting pronouncements issued by the FASB, the AICPA, and the SEC did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

Allowance For Doubtful Accounts	12 Months Ended
Dec. 31, 2010
Allowance For Doubtful Accounts [Abstract]
Allowance For Doubtful Accounts

Note 3 – Allowance for Doubtful Accounts

The activity in the allowance for doubtful accounts was as follows during the years ended December 31, 2010 and 2009:

	2010	2009
Balance at the beginning of the year	$1,344,648	$2,052,833
Provision for bad debts	491,000	304,598
Charge-offs	(1,385,014)	(1,012,783)
Recoveries	—	—

Balance at the end of the year	$450,634	$1,344,648

Property And Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Property And Equipment [Abstract]
Property And Equipment

Note 2 – Property and Equipment

The net carrying value of property and equipment consisted of the following as of:

	September 30, 2011 (Unaudited)	December 31, 2010
Furniture and fixtures	$427,121	$427,121
Equipment	3,058,307	3,078,393
Software	5,851,825	5,514,375
Leasehold improvements	321,873	321,873

Subtotal	9,659,126	9,341,762
Less: accumulated depreciation and amortization	(7,741,970)	(6,592,664)

Net property and equipment from continuing operations	$1,917,156	$2,749,098

Depreciation expense for the three months ended September 30, 2011 and 2010 was approximately  $379,000 and  $455,000, respectively. Additionally, depreciation expense for the nine months ended September 30, 2011 and 2010 was approximately  $1,184,000 and  $1,390,000, respectively. Depreciation is included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Note 4 – Property and Equipment

The net carrying value of property and equipment at December 31, 2010 and 2009 was as follows:

	2010	2009
Furniture and fixtures	$427,121	$639,107
Equipment	3,078,393	3,161,665
Software	5,514,375	4,862,195
Leasehold improvements	321,873	321,873
Assets not yet in service	—	25,912

Subtotal	9,341,762	9,010,752
Less: accumulated depreciation and amortization	(6,592,664)	(4,973,777)

Net property and equipment from continuing operations	$2,749,098	$4,036,975
Net property and equipment from discontinued operations	—	844,193

Total	$2,749,098	$4,881,168

Intangible Assets And Goodwill	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Intangible Assets And Goodwill [Abstract]
Intangible Assets And Goodwill

Note 3 – Goodwill and Intangible Assets

The following is a schedule of our intangible assets from continuing operations as of September 30, 2011:

Description	Term	Carrying Value	Accumulated Amortization		Net Carrying Value

Names database (1)	1-2 Years	$15,706,427	$(13,460,095)		$2,246,332
Customer lists Exclusivity agreement	5 Years 1 Year	3,500,000 150,000	(3,500,000 (150,000	) )	— —
Tradenames (2)	—	390,000	—		390,000

Total intangible assets		$19,746,427	$(17,110,095)		$2,636,332

Goodwill		$3,351,405	$—		$3,351,405

(1)	Amortization of our Names Database for the three months ended September 30, 2011 and 2010 was approximately $661,000 and $489,000, respectively. Additionally, amortization of our Names Database for the nine months ended September 30, 2011 and 2010 was approximately $1,860,000 and $1,486,000, respectively.
(2)	We do not amortize the carrying value of our Tradenames.

Our amortization expense over the next five years as of September 30, 2011 is as follows:

2011	$634,041
2012	1,370,887
2013	241,404
2014	—
2015	—

Total	$2,246,332

Note 5 – Intangible Assets and Goodwill

During 2009, the Company tested all reporting units for impairment. During the first quarter of 2010, the Company was notified by its merchant processors that the merchant processors would be unable to continue to process transactions from the negative option marketing business, which was included in the direct segment. As a result of this change to the business, the Company deemed all intangible assets and goodwill associated with the iLead Media, Inc. acquisition as of December 31, 2009 to be impaired. The Company has included approximately  $800,000 in impairment of assets in the accompanying consolidated statement of operations for the year ended December 31, 2009 associated with this impairment.

During 2010, the Company tested all reporting units for impairment. Based on the results of these tests, there were no indications of impairment. However in 2010, the tradenames associated with Morex and Primary Ads were impaired because the Company is no longer using these names and consequently, the Company recorded an impairment loss of  $400,000.

The following is a schedule of the Company's intangible assets from its continuing operations as of December 31, 2010:

	Term	Carrying Value	Accumulated Amortization and Impairment	Net Carrying Value
Names database (1)	1-2 Years	$13,563,058	$(11,600,097)	$1,962,961
Website development	5 Years	4,210,000	(4,110,729)	99,271
Customer lists	5 Years	3,500,000	(3,477,814)	22,186
Exclusivity agreement	1 Year	150,000	(112,500)	37,500
Tradenames	Indefinite	390,000	—	390,000

Total intangible assets		$21,813,058	$(19,301,140)	$2,511,918
Goodwill		$3,893,405	$(542,000)	$3,351,405

The following is a schedule of the Company's intangible assets from its continuing operations as of December 31, 2009:

	Term	Carrying Value	Accumulated Amortization and Impairment	Net Carrying Value
Names database (1)	1-2 Years	$11,803,351	$(10,143,103)	$1,660,248
Website development	5 Years	4,210,000	(3,268,727)	941,273
Customer lists	5 Years	3,895,000	(3,572,814)	322,186
Vendor relations	3 Years	2,682,000	(2,682,000)	—
Software	5 Years	1,195,000	(1,195,000)	—
Reference Materials	4 Years	571,000	(571,000)	—
Tradenames	Indefinite	882,000	—	882,000

Total intangible assets		$25,238,351	$(21,432,644)	$3,805,707
Goodwill		$3,893,405	$(542,000)	$3,351,405

(1)	Amortization of Names Database included in cost of revenue for the years ended December 31, 2010 and 2009 was approximately $2.0 million and $1.8 million, respectively. The Company does not amortize the carrying value of its Tradenames.

The Company's amortization expense over the next five years is as follows:

2011	$1,715,919
2012	405,999
2013	—
2014	—
2015	—

Total	$2,121,918

Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

Note 6 – Notes Payable

The following table summarizes the Company's notes payable balance as of December 31, 2010 and 2009:

Lender	Due Date	Interest Rate	2010	2009
Wachovia Bank – term note	March 2011	LIBOR + 7%	$—	$3,465,806
Wachovia Bank – credit note	March 2011	LIBOR + 7%	1,850,000	4,645,000

Totals			1,850,000	8,110,806
Less: Term and credit notes payable – current portion			1,850,000	(2,324,000)

Term and credit notes payable – long-term portion			$—	$5,786,806

Principal Payments Due

Principal payments due are as follows as of December 31, 2010:

2011	$1,850,000
2012	—

Total	$1,850,000

Wachovia Credit and Term Notes Payable

On December 24, 2009, the Company entered into the Second Amended and Restated Loan Agreements with Wachovia Bank, N.A.("Wachovia") pursuant to which the Company restructured its obligations with Wachovia to reallocate the amounts owed to the bank between the term note and the credit note and to extend the due date of the remaining portion of the obligations. Under the terms of the Second Amended and Restated Loan Agreements ("Amended Loan Agreement"), which have superseded all prior loan agreements with Wachovia, the Company issued Wachovia the Second Amended and Restated Revolving Credit Promissory Note in the principal amount of  $5.3 million (the "Credit Note") and the Second Amended and Restated Term Promissory Note in the principal amount of approximately  $4.1 million (the "Term Note"). Both the Credit Note and Term Note bear interest at the rate of LIBOR plus 7%, with a floor of 7%, (7.26% and 7.23% at December 31, 2010 and December 31, 2009, respectively) and are due on March 31, 2011. Prior to the restructure, the Company owed Wachovia approximately  $6.4 million under the previous credit note, with a maximum borrowing of  $8,000,000. As described below, the maximum borrowing was reduced by  $2.7 million and reallocated to the balance of the Term Note. The Company is permitted to have aggregate principal advances outstanding under this Credit Note of the lesser of (i)  $5.3 million or (ii) 80% of eligible accounts receivable less reserves plus an "over-advance" of  $2.1 million through May 31, 2010, after which the "over advance" is reduced to  $700,000 at January 1, 2011, and remains at that level through maturity of the Credit Note. Prior to the restructure, the Company owed Wachovia approximately  $1.4 million under the previous term note. As part of the restructure, this amount was increased by  $2.7 million. The Company's obligations under the loan agreement and the notes continue to be secured by a first priority lien, in favor of Wachovia, on all of the Company assets, including the stock of each of the operating subsidiaries, and are subject to certain financial covenants.

The Company further agreed to reduce the amounts owed Wachovia by approximately  $100,000 at closing,  $400,000 on or before December 31, 2009 and  $500,000 split between March 31, 2010 and July 31, 2010. In addition, 25% of all net proceeds from equity sales made by the Company after July 31, 2010 and 100% of the net proceeds from the sale of any collateral or subsidiary will be used to further reduce its obligations to Wachovia. Under the terms of the loan agreement, the Company used funds from the exercise of warrants as previously disclosed and from the sale of its stock for these reductions, The amounts due under the notes can be accelerated if an event of default occurs as described in the notes, and the Company's outstanding letter of credit of  $475,000 must be terminated or replaced by the maturity date of the notes. The availability under the Credit Note is reduced by the outstanding balance of any letters of credit.

Per the Amended Loan Agreement, the Company is required to calculate its borrowing base monthly based on eligible accounts receivable. The Company's outstanding balance on the Credit Note as of December 31, 2010 and 2009 was approximately  $1.9 million and  $4.6 million, respectively. In addition, the Company has  $475,000 under a letter of credit with its landlord as of December 31, 2010 and 2009. The Credit Note availability is calculated as principal less the outstanding balance less the outstanding letters of credit. As of December 31, 2010 and 2009, the Company's availability under its Credit Note was approximately  $2,575,000 and  $180,000, respectively. As of December 31, 2010 and 2009, the Company's outstanding balance on the Term Loan was  $0 and approximately  $3.5 million, respectively.

On March 29, 2010, the Company entered into a First Amendment to the Amended Loan Agreement and the Credit Note with Wachovia Bank, which modified certain terms including i) accelerating a scheduled principal payment of  $250,000 due on July 31, 2010 to March 29, 2010, ii) reducing the  $5.3 million Credit Note to  $5.0 million over the term of the agreement, iii) reducing the over-advance provided in the Credit Note from  $2.1 million to  $700,000 over the term of the agreement ( $1.3 million at December 31, 2010) and iv) changing to the covenants as reflected below.

On September 29, 2010, the Company entered into a Second Amendment to the Amended Loan Agreement with Wachovia to add back any loss or closing expenses or deduct any gain, related to the sale of various discontinued operations, in the calculation of the financial covenants as defined below.

In December 2010, the Company and Wachovia agreed to reduce the over-advance to  $0 and stop any additional monthly payments to Wachovia in reduction of the over-advance through the remainder of the term of the Agreement.

Interest Rates; Repayment Terms. Interest on the unpaid principal balance of the Credit Note and Term Note accrues at LIBOR Market Index Rate plus 7% provided further that the interest rate shall in no event be less than 7%. The Credit Note matures on March 31, 2011. Amounts due under the Term Note are payable in monthly payments of  $152,000 with any remaining principal due on March 31, 2011. The principal amount of the Term Note was reduced by the net cash proceeds to the Company upon the sale of MSA and RESO and the final amount due under the Term Note was repaid on December 29, 2010.

Covenants. As detailed further in the First Amendment to the Amended Agreement, so long as there remain any amounts outstanding under the Credit Note, the Company is required to maintain: (1) a "Funded Debt to EBITDA Ratio" (i) as of December 31, 2009 of not more than 4.25 to 1.00; (ii) as of March 31, 2010 of not more than 3.5 to 1.00; (iii) as of June 30, 2010 of not more than 4.0 to 1.00; (iv) as of September 30, 2010 of not more than 2.25 to 1.00; and (v) as of December 31, 2010 of not more than 1.75 to 1.00. This covenant is calculated quarterly, on a rolling four quarter basis; and (2) a "Fixed Charge Coverage Ratio" (i) as of December 31, 2009 of not less than 0.50 to 1.00; (ii) as of March 31, 2010 of not less than 0.40 to 1.00; (iii) as of June 30, 2010 of not less than 0.45 to 1.00; (iv) as of September 30, 2010 of not less than 1.00 to 1.00; and (v) as of December 31, 2010 of not less than 1.50 to 1.00. This covenant is calculated quarterly, on a rolling four quarter basis. In addition, the Company may not, without the approval of Wachovia: (a) make capital expenditures (excluding acquired names and capitalized software) during any calendar year exceeding  $500,000; (b) incur any additional indebtedness; or (c) declare or pay dividends. The Amended Loan Agreement further prohibits the Company from acquiring or investing in, directly or indirectly, or purchasing, redeeming, retiring or otherwise acquiring, directly or indirectly, any stock, securities, or evidence of indebtedness. The Company was in compliance with all covenants at December 31, 2010 and December 31, 2009.

See Note 18 for the refinancing of the Wachovia Agreement with Bridge Bank, National Association ("Bridge Bank").

Derivatives And Hedging Transactions	12 Months Ended
Dec. 31, 2010
Derivatives And Hedging Transactions [Abstract]
Derivatives And Hedging Transactions

Note 7 – Derivatives and Hedging Transactions

On March 18, 2009, the Company terminated an interest rate swap agreement early as part of the Loan Amendment between the Company and Wachovia and incurred a related expense of approximately  $94,000 included in interest expense on the 2009 consolidated statement of operations which was previously reflected in other accumulated comprehensive loss. As of December 2010, the Company does not have derivatives or interest rate swap agreements.

Accrued Expenses And Other Current Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities

Note 4 – Accrued Expenses and Other Current Liabilities

The accrued expenses and other current liabilities consisted of the following as of:

	September 30, 2011 (unaudited)	December 31, 2010
Accrued expenses Accrued search costs	$671,078 429,283	$748,515 697,510
Accrued affiliate expenses	1,909	11,949
Accrued payroll and bonus liabilities	71,392	13,927
Capital leases – current portion	69,625	127,724

Total	$1,243,287	$1,599,625

Note 8 – Accrued Expenses and Other Current Liabilities

The accrued expenses and other current liabilities consist of the following at December 31, 2010 and 2009:

	$1,599,625	$1,599,625
	2010	2009
Accrued expenses	$748,515	$965,059
Accrued search costs	697,510	—
Accrued affiliate expenses	11,949	202,153
Accrued judgment	—	310,450
Accrued payroll liabilities	13,927	89,335
Capital lease – current portion	127,724	176,937

Total	$1,599,625	$1,743,934

Other Long-Term Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Other Long-Term Liabilities [Abstract]
Other Long-Term Liabilities

Note 5 – Other Long Term Liabilities

Other long term liabilities consisted of the following as of:

	September 30, 2011 (unaudited)	December 31, 2010
Deferred rent	$285,710	$285,153
Capital lease – less current portion	23,473	71,356

Total	$309,183	$356,509

Note 9 – Other Long-Term Liabilities

Other long-term liabilities consist of the following at December 31, 2010 and 2009:

	$1,599,625	$1,599,625
	2010	2009
Capital lease – net of current portion	$71,356	$190,867
Deferred rent	285,153	265,473

Total	$356,509	$456,340

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 9 – Income Taxes

We are currently open to audit under the statute of limitations by the Internal Revenue Service for the years ending December 31, 2007 through 2010. Our 2004 income tax return was reviewed by the Internal Revenue Service. No material items were discovered and the review was finalized in 2006. Our state income tax returns are open to audit under the statute of limitations for the years ending December 31, 2007 through 2010.

Due to the recent history of tax losses, the economic conditions in which we operate, recent organizational changes, and near term projections, we concluded that it is more likely than not that any of our deferred income tax assets will be realized. As a result, we have recorded a full valuation allowance for the net deferred tax asset.

Note 10 – Income Taxes

Provision (Benefit) for Income Taxes

The provision for income taxes consists of the following:

	$1,599,62555	$1,599,62555
	2010	2009
Current tax provision	$—	$—
Deferred tax (benefit) provision	—	—

Total tax (benefit) provision	$—	$—

A reconciliation of the expected Federal statutory rate of 34% to the Company's actual rate as reported for each of the periods presented is as follows:

	$1,599,6251	$1,599,6251
	2010	2009
Expected statutory rate	(34)%	(34)%
State income tax rate, net of federal benefit	(4)%	(4)%
Permanent differences	4%	99%
Impairment differences	—	—
Valuation allowance	34%	(68)%
Other	—%	7%

	—	—

Deferred Income Taxes

Deferred income taxes are the result of timing differences between book and tax basis of certain assets and liabilities, timing of income and expense recognition of certain items and net operating loss carry-forwards.

The Company assesses temporary differences resulting from different treatments of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which are recorded in the consolidated balance sheets. The Company evaluates the realizability of its deferred tax assets and assesses the need for a valuation allowance on an ongoing basis. In evaluating its deferred tax assets, the Company considers whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred tax assets depends upon generating sufficient future taxable income prior to the expiration of the tax attributes. In assessing the need for a valuation allowance the Company must project future levels of taxable income. This assessment requires significant judgment. The Company examined the evidence related to a recent history of tax losses, the economic conditions in which it operates, recent organizational changes and, its forecasts and projections. As a result, the Company was unable to support a conclusion that it is more likely than not that any of its deferred tax assets will be realized. The Company therefore has recorded a full valuation for the net deferred tax assets as of December 31, 2010 and 2009.

The Company will continue to evaluate its deferred tax assets to determine whether any changes in circumstances could affect the realization of their future benefit. If it is determined in future periods that portions of the Company's deferred income tax assets satisfies the realization standard, the valuation allowance will be reduced accordingly. The 2010 net increase of approximately  $1.8 million in valuation allowance related to deferred tax assets from operating loss carryforwards.

The following is a schedule of the deferred tax assets and liabilities as of December 31, 2010 and 2009:

	2010	2009
Deferred tax assets:
Net operating loss carry forward	$5,871,000	$4,445,000
Intangible assets	4,984,000	5,225,000
Deferred rent	381,000	242,000
Depreciation	272,000	—
Allowance for doubtful accounts	406,000	689,000
Stock based expenses	324,000	325,000
Other	214,000	214,000

Subtotal	12,452,000	11,140,000
Less valuation allowance	(12,452,000)	(10,641,000)

Total	—	499,000
Less: current portion	—	—
Non-current portion	—	499,000

Deferred tax liabilities:
Depreciation	—	499,000
Intangibles	—	—

Total	—	499,000
Less: current portion	—	—

Non-current portion	—	499,000

Total deferred tax assets (liabilities)	—	—

The net operating losses amounted to approximately  $15.4 million and expire beginning 2022 through 2030.

Under the Internal Revenue Code of 1986, as amended, these losses can be carried forward twenty years. The Company has approximately  $2.8 million of carry forward deductions from 2006 relating to stock options exercised as of December 31, 2010.

The adoption of provisions, required by ASC 740, did not result in any adjustments.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the years ending December 31, 2007 through 2010. The Company and its subsidiaries state income tax returns are open to audit under the statute of limitations for the years ending December 31, 2007 through 2010.

The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the years ended December 31, 2010 and 2009.

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 7 – Stock-Based Compensation Plans

The stock option program is a long-term retention program that is intended to attract, retain and provide incentives for talented employees, officers and directors, and to align stockholder and employee interests. We consider our option programs critical to our operation and productivity. Currently, we grant options and restricted stock awards ("RSAs") from two shareholder approved plans, the 2005 Long-Term Incentive Plan ("2005 LTIP") and the 2010 Equity Compensation Plan ("2010 ECP"). Option and restricted stock unit vesting periods are generally zero to three years.

On September 23, 2011, all unexpired stock options had their expiration term extended by 5 years from the date of grant. The extension of the termination period for these stock options increased the expected life of the options by approximately one year and accordingly increased the fair market value of these stock options by approximately  $283,000 of which  $117,000 was related to fully vested stock options and was recorded as a charge in the three and nine months ended September 30, 2011. The remaining  $166,000 will be expensed over the remaining vesting periods.

As of September 30, 2011, we reserved 1.0 million shares of common stock for issuance under our 2005 LTIP and 785,588 under our 2010 ECP plan.

The following table summarizes all stock based compensation grants as of September 30, 2011:

	Stock Options	RSA's	Available Shares	Total
2010 ECP	668,524	109,796	7,268	785,588
2005 LTIP	762,177	118,046	119,777	1,000,000

Total	1,430,701	227,842	127,045	1,785,588

The fair value of RSAs is determined using the market value of the common stock on the date of the grant. The fair value of stock options is determined using the Black-Scholes valuation model. The use of this valuation model involves assumptions that are judgmental and highly sensitive in the determination of compensation expense and include the expected life of the option, stock price volatility, risk-free interest rate, dividend yield, exercise price, and forfeiture rate. Under Accounting Standards Codification ("ASC") 718, "Compensation-Stock Compensation," forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period. The forfeiture rate, which is currently estimated at a weighted average of 25% of unvested options outstanding, is adjusted periodically based on the extent to which actual forfeitures differ, or are expected to differ, from the previous estimate.

We recorded stock-based compensation expense for all equity incentive plans of approximately  $407,000 and  $246,000 for the three months ended September 30, 2011 and 2010, respectively. Additionally, we recorded stock-based compensation expense for all equity incentive plans of approximately  $974,000 and  $579,000 for the nine months ended September 30, 2011 and 2010, respectively

At September 30, 2011, the aggregate intrinsic value of all outstanding options is  $0 and has a weighted average remaining contractual term of 8.17 years. As of September 30, 2011, 586,395 of the outstanding options are exercisable and have an aggregate intrinsic value of  $0, a weighted average exercise price of  $3.57 and a weighted average remaining contractual term of approximately 7.5 years. The total compensation cost at September 30, 2011 related to non-vested awards not yet recognized was approximately  $1.4 million and has an average remaining expense recognition period of 1.37 years.

The following table summarizes information about stock option activity during the nine months ended September 30, 2011 and 2010, respectively.

	2011		2010
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding, beginning of period	1,223,159	$3.74	987,963	$5.70
Granted	340,000	$2.83	412,801	$2.40
Forfeited or expired	(132,458)	$6.08	(216,316)	$7.30
Exercised	—	$—	—	$—

Outstanding, end of period	1,430,701	$3.00	1,184,448	$4.90

Exercisable, end of period	586,395	$3.57	369,908	$8.80

The weighted average grant date fair value of options granted during the three and nine months ended September 30, 2011 was  $2.73.

No option or warrant exercises occurred under any share-based payment arrangements for the three and nine months ended September 30, 2011 and 2010.

In accordance with ASC 718, the fair values of options granted were not changed. The fair value of options granted during the nine months ended September 30, 2011 and 2010 were estimated assuming the following weighted averages:

	2011	2010
Expected life in years	4.76	5.0
Volatility	161.32%	164.0%
Risk free interest rate	2.00%	1.8%
Dividend yield	0.0%	0.0%

Expected volatility is based on the historical volatility of our common stock over the period commensurate with, or longer than, the expected life of the options. The expected life of the options is based on the vesting schedule of the option in relation to the overall term of the option. The risk free interest rate is based on the market yield of the US Treasury Bill with a 5 year term. We do not anticipate paying any dividends so the dividend yield utilized in the model is zero.

Deferred Compensation

During the three and nine months ended September 30, 2011, our executive officers, certain of our senior management and our board of directors, voluntarily elected to defer a portion of their compensation. The amount of the deferred compensation was approximately  $98,000 and  $736,000 for the three and nine months ended September 30, 2011, respectively. As an incentive for officers, management and directors to participate in the elected deferrals, we granted them RSAs with a fair value equal to the amount of the deferred compensation. The RSAs will vest upon the earlier of payment of the deferred compensation or December 31, 2011. The number of RSAs granted in conjunction with the deferred compensation was 22,038 and 123,118 for the three and nine months ended September 30, 2011, respectively, and were granted at an exercise price ranging from  $2.94 per share to  $1.67 per share on the date of each grant. As of September 30, 2011, none of the shares of restricted stock granted in connection with these elected deferrals were issued.

Warrants Outstanding

As of September 30, 2011, we have outstanding warrants for the potential issuance of 916,597 shares of common stock. Exercise price for these warrants ranges from  $2.20 to  $35.00. These warrants were primarily issued in connection with acquisitions, private placements and debt issuances.

Note 11 – Stock-Based Compensation

The stock option program is a long-term retention program that is intended to attract, retain and provide incentives for talented employees, officers and directors, and to align stockholder and employee interests. The Company considers its option programs critical to its operation and productivity. Currently, the Company grants options and restricted stock awards ("RSAs") from the 2005 Long-Term Incentive Plan ("2005 LTIP") and the 2010 Equity Compensation Plan ("2010 ECP"), approved by the shareholders on June 18, 2010. Option and restricted stock unit vesting periods are generally zero to three years and most options expire after 5 years.

As of December 31, 2010, the Company reserved 700,000 shares of common stock for issuance under the 2010 ECP of which 282,974 were available for grant.

As of December 31, 2010, the Company had reserved 1.0 million shares of common stock for issuance under its 2005 LTIP of which i) 791,096 options were outstanding, ii) 40,000 shares issued to a former executive as severance and iii) 59,667 RSAs provided to employees, officers or directors. As of December 31, 2010, there were 109,237 options available for grant under the 2005 LTIP.

The following table summarizes all stock based compensation grants as of December 31, 2010:

	Stock Options	Severance	RSA's	Available Shares	Total
2010 ECP	417,026	—	—	282,974	700,000
2005 LTIP	791,096	40,000	59,667	109,237	1,000,000
Non – LTIP	15,037	—	—	—	15,037

Total	1,223,159	40,000	59,667	392,211	1,715,037

The fair value of restricted stock units is determined using market value of the common stock on the date of the grant. The fair value of stock options is determined using the Black-Scholes valuation model. The use of this valuation model involves assumptions that are judgmental and highly sensitive in the determination of compensation expense and include the expected life of the option, stock price volatility, risk-free interest rate, dividend yield, exercise price, and forfeiture rate. Under ASC 718, "Accounting for Stock Options and Other Stock Based Compensation," forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period. The forfeiture rate, which is estimated at a weighted average of 25.0 percent of unvested options outstanding, is adjusted periodically based on the extent to which actual forfeitures differ, or are expected to differ, from the previous estimate.

In 2010, the Company granted options to purchase 93,750 shares of common stock under the 2005 LTIP with an average exercise price of  $2.07 per share. The Company also granted options to purchase 433,488 shares of common stock under the newly adopted 2010 ECP with an average exercise price of  $2.55 per share.

The Company recorded stock-based compensation expense for all equity incentive plans, exclusive of stock in lieu of pay, of approximately  $533,000 and  $435,000 for the years ended December 31, 2010 and 2009, respectively.

At December 31, 2010, the aggregate intrinsic value of all outstanding options was  $2.7 million with a weighted average remaining contractual term of 3.77 years, of which 372,663 of the outstanding options are currently exercisable with an aggregate intrinsic value of approximately  $600,000, a weighted average exercise price of  $5.86 and a weighted average remaining contractual term of 3.32 years. There were no options exercised during the years ended December 31, 2010 and 2009. The total compensation cost at December 31, 2010 related to non-vested awards not yet recognized was approximately  $900,000 with an average expense recognition period of 3.06 years. The total fair value of options vested during 2010 and 2009 was approximately  $1.1 million and  $400,000, respectively.

The following table summarizes information about stock option activity during the years ended December 31, 2010 and 2009:

	2010		2009
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding, beginning of year	987,963	$5.70	735,501	$9.40
Granted	527,238	$2.46	470,600	$2.60
Forfeited or expired	(292,042)	$4.47	(218,138)	$11.60
Exercised	—	$—	—	$—

Outstanding, end of year	1,223,159	$3.74	987,963	$5.70
Exercisable, end of year	372,663	$6.94	427,706	$8.50

The weighted average grant date fair value of options granted during 2010 and 2009 were  $2.46 and  $1.90, respectively.

Cash received from option exercises under all share-based payment arrangements for the years ended December 31, 2010 and 2009 was  $0.

The following table summarizes information about stock options outstanding as of December 31, 2010, which includes 417,026 2010 ECP options, 791,096 2005 LTIP options and 15,037 non-2005 LTIP options:

Range of Exercise Price	Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price

$1.70 – $3.00	1,029,831	3.95	$2.49
$3.01 – $9.99	148,958	2.55	$6.79
$10.00 – $25.00	38,833	4.09	$21.45
$25.01 – $53.00	5,537	8.72	$29.62

Total	1,223,159	3.77	$3.74

In accordance with ASC 718, the fair values of options granted prior to adoption and determined for purposes of disclosure under ASC 718 have not been changed. The fair value of options granted was estimated assuming the following weighted averages:

	2010	2009
Expected life (in years)	5.00	4.2
Volatility	164.0%	134.0%
Risk free interest rate	1.82%	1.92%
Dividend yield	0.00%	0.00%

Expected volatility is based on the historical volatility of the Company's common stock over the period commensurate with or longer than the expected life of the options. The expected life of the options is based on the vesting schedule of the option in relation to the overall term of the option. The risk free interest rate is based on the market yield of the U.S. Treasury Bill with a five year term. The Company does not anticipate paying any dividends so the dividend yield in the model is zero.

In 2010, the Company issued an aggregate of 112,422 shares of its common stock valued at approximately  $232,500 to its executive officers and certain of its senior management in lieu of cash compensation. The value of the shares equaled the fair market value of the Company's common stock on the date of issuance. Additionally in 2010, we issued an aggregate of 8,715 shares of the Company's common stock valued at approximately  $24,000 to its board of directors in lieu of cash compensation. The value of these shares equaled the fair market value of the Company's common stock on the date of issuance. The recipients were accredited or otherwise sophisticated individuals who had such knowledge and experience in business matters that they were capable of evaluating the merits and risks of the prospective investment in the Company's securities. The recipients had access to business and financial information concerning the Company. The securities were issued in reliance on an exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Stockholder's Equity	12 Months Ended
Dec. 31, 2010
Stockholder's Equity [Abstract]
Stockholder's Equity

Note 12 – Stockholder's Equity

Stock Split

On December 10, 2010, the Company undertook a 1 for 10 reverse stock split of its common stock. As a result, the Company reduced the number of its authorized shares of common stock from 200,000,000 shares to 20,000,000 shares and reduced the number of authorized shares of "blank check" preferred stock from 5,000,000 shares to 500,000 shares.

Significant Equity Transactions

On December 16, 2009, the Company entered into subscription agreements for the sale of an aggregate of 1,674,000 shares of common stock at a purchase price of  $2.50 per share resulting in gross proceeds of approximately  $4.2 million. This offering was an "at the market" offering conducted as a takedown from the Company's shelf registration statement which was declared effective by the Securities and Exchange Commission in January 2007. Under the terms of the subscription agreements, the closing of the offering was subject to the restructure of the Wachovia obligations and the proceeds from the subscriptions were deposited in escrow pending satisfaction of the closing condition. On December 28, 2009, following the restructure of the Wachovia obligations as described earlier in this report, the offering was closed. Included purchasers in this offering along with several institutional investors were members of the Company's Board of Directors, their affiliates, and its executive officers who purchased an aggregate of approximately  $1.7 million in the offering upon the same terms and conditions as the other investors. The Company did not engage the services of an underwriter or placement agent in this offering, but paid a finder's fee of  $48,000 to a broker dealer and member of FINRA. Additional fees incurred with the sale of common stock included  $45,000 in listing fees and approximately  $45,000 in legal fees.

Treasury Stock

The Company has 551,696 shares of stock in its treasury at a combined total value of approximately  $2.1 million. The cost method was used in recording the purchase of the treasury stock.

Warrants Outstanding

As of December 31, 2010, the Company had outstanding warrants for the potential issuance of 643,958 shares of common stock. Exercise price ranges from  $3.00 to  $35.00 as of December 31, 2010. These warrants were primarily issued in connection with private placements and debt issuances and reflect the balances after the 226,093 shares were exercised in September 2009 (see below) for approximately  $0.6 million or  $2.70 per share. In August 2009, the Company issued 40,000 warrants to an Investor Relations firm as partial compensation for services. The 40,000 warrants are divided into four tranches of 10,000 warrants per tranche with exercises prices of  $3.00,  $5.00,  $10.00 and  $15.00. The warrants exercise over a 24 month period on a pro-rata basis and have a term of five years. All of these warrants are exercisable for five years.

As a result of the granting of the investor relations warrants, the Company triggered the anti-dilution protection for warrants issued to investors in 2006 as part of their purchase and conversion of Series A Preferred Stock ("Investor Warrants"). As a result of the floor on each warrant the following represents the warrants that were outstanding, the stated exercise price and the adjusted exercise price. The Company issued 520,000 warrants with an exercise price of  $25.00 per share, which was reduced to the floor of  $20.00 per share. The Company issued 200,000 warrants with an exercise price of  $30.50 per share, which was reduced to the floor of  $25.00 per share. The Company issued 100,000 warrants with an exercise price of  $40.00 per share, which was reduced to the floor of  $35.00 per share.

Additionally, during the third quarter of 2009 the Company temporarily, from September 21, 2009 to September 29, 2009 ("Reduction Period"), re-priced the Investor Warrants. The Company provided a modification to the warrant agreements that i) reduced the exercise price from all the warrants ranging from  $20.00 –  $35.00 per share to  $27.00 per share, the market price during the Reduction Period and ii) removed the cashless exercise feature. During the Reduction Period, 226,093 warrants were exercised.

The following table summarizes information about stock warrants outstanding as of December 31, 2010:

Range of Exercise Price	Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price
$3.00 – $15.00	40,000	3.58	$8.25

$15.01 – $25.00	376,490	0.26	$20.00

$25.01 – $35.00	227,468	0.83	$28.67

Total	643,958	0.62	$22.33
Exercisable	632,291	0.62	$22.33

Discontinued Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

Note 10 – Discontinued Operations

The table below summarizes unaudited financial results for the assets classified as held for sale which is comprised primarily of our MSA, iLead and RESO business units for the three and nine months ended September 30, 2011 and 2010:

	Three Months Ended		Nine Months Ended
	2011	2010	2011	2010
Revenue	$—	$967,184	$—	$7,692,034

(Loss) income from discontinued operations before sale	—	(427,545)	—	592,505
Loss on sale of discontinued operations	—	(1,482,757)	—	(1,482,757)
Gain from litigation settlement in discontinued operations	—	—	257,136	—

(Loss) income from discontinued operations	$—	$(1,910,302)	$257,136	$(890,252)

On March 1, 2010, as a result of market and strategic reasons, we decided to exit the negative-option marketing programs which were part of our Direct Segment with the acquisition of iLead in 2006. On June 3, 2010, we sold all of the gross assets of our Exact Supplements, LLC. Business ("Exact"). We have not recognized any gain or loss from the sale of Exact.

During the second quarter of 2008, we made a decision to divest our MSA operations. On September 24, 2010, we sold the assets of MSA and its related companies Rightstuff, Inc. and Checkup Marketing, Inc., all North Carolina corporations which were our wholly-owned subsidiaries. The purchase price of the assets was approximately  $767,000, of which approximately  $247,000 was paid at closing and the balance was paid in three equal installments of approximately  $173,000 each during the 90 days following the closing. Under the terms of the agreement, the purchaser also assumed certain liabilities related to the purchased assets. To ensure orderly transition of the business, we agreed to provide the purchaser with hosting services at no cost for 90 days following the closing. The agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds received from the sale of MSA were used to reduce the term note with Wachovia. Additionally, we reported a non-cash charge to discontinued operations of approximately  $1.5 million for the loss on the sale for the year ended December 31, 2010.

In July 2010, the Board of Directors approved the plan to sell our RESO business unit. On December 10, 2010, we closed the sale of the assets of RESO. The purchase price of the assets was  $750,000, of which all was paid at closing less approximately  $32,000 of working capital adjustments and  $50,000 held in escrow for a period of one year. All the proceeds from the sale were used to reduce the term note with Wachovia. In addition, we reported a gain on the sale of RESO in discontinued operations of approximately  $500,000.

Note 13 – Discontinued Operations

During the second quarter of 2008, the Company made a decision to divest its MSA operations and ceased operations of its Web Diversity subsidiary. The Company also made a decision to divest its Cherish and Vintacom operations. On February 17, 2009, the Company concluded the sale of Cherish. In the fourth quarter of 2009, the Company ceased operations of Vintacom. On March 1, 2010, the Company, as a result of market and strategic reasons, accelerated its decision to exit the negative-option marketing programs which was part of the Company's Direct Segment with the acquisition of iLead in 2006. As a result in this change to the iLead business, the Company deemed all remaining intangible assets associated with this business as of December 31, 2009 to be impaired. On June 3, 2010, the Company entered into an Asset Purchase Agreement (the "Agreement") with Omega Direct Marketing, LLC ("Omega") to sell all of the gross assets of its Exact Supplements, LLC. business ("Exact"). The purchase price is 50% of all monthly revenues for the immediate 12 months after the date of the Agreement, less specific costs as defined in the Agreement for revenue from the sold customer base. The Company shall recognize gains from the sale of Exact only upon receipt of monies per the Agreement. During the year ended December 31, 2010, the Company did not recognize any gain or loss from this sale. Additionally, as all assets of Exact were written off as of December 31, 2009 and, therefore, no gain or loss was recognized on the sale of Exact.

On September 24, 2010, the Company sold the assets of MSA and its related companies Rightstuff, Inc. and Checkup Marketing, Inc., all North Carolina corporations which are wholly-owned subsidiaries of Inuvo, Inc. The purchase price of the assets was  $766,636, of which  $247,147 was paid at closing and the balance was paid in three equal installments of  $173,163 each during the 90 days following the closing. Under the terms of the agreement, the purchaser also assumed certain liabilities related to the purchased assets. To ensure orderly transition of the business, the Company agreed to provide the purchaser with hosting services at no cost for 90 days following the closing. The agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds received from the sale of MSA were used to reduce the term note with Wachovia. Additionally, the Company reported a non-cash charge in discontinued operations of approximately  $1.5 million for the loss on the sale for the year ended December 31, 2010.

In July 2010, the Board of Directors approved the plan to sell the Company's RESO business unit. On December 10, 2010, the Company closed the sale of the assets of RESO. The purchase price of the assets was  $750,000, of which all was paid at closing less  $31,716 working capital adjustment and  $50,000 held in escrow for a period of one year. Earlier in 2010, the Company announced its intention to sell the business and it accounted for the subsidiary as a discontinued operation since that time. To ensure an orderly transition of the business, the Company agreed to provide transitional services until April 15, 2011 and will receive a fee of  $107,204 paid in five equal monthly installments. The Asset Purchase Agreement contains customary indemnification, non-disclosure and non-solicitation provisions. All the proceeds from the sale were used to reduce the term note with Wachovia. In addition, the Company reported a gain on the sale of RESO in discontinued operations of approximately  $500,000.

The table below summarizes unaudited financial results for the assets classified as held for sale which is comprised primarily of the Company's MSA, iLead and RESO business units for the years ended December 31,:

	Years Ended
	2010	2009
Revenue	$7,805,231	$24,713,512

Income (loss) from discontinued operations before loss on sale	621,140	(585,262)
(Loss) gain on sale of discontinued operations	(989,364)	275,019

Loss from discontinued operations	$(368,224)	$(310,243)

Retirement Plan Costs	12 Months Ended
Dec. 31, 2010
Retirement Plan Costs [Abstract]
Retirement Plan Costs

Note 14 – Retirement Plan Costs

The Company sponsors a defined contribution plan to help eligible employees provide for retirement. The Company began matching employees' contributions in 2007. The Company currently matched 50% of employee contributions up to 6% of eligible contributions. The Company's total matching contributions for the years ended December 31, 2010 and 2009 were approximately  $43,000 and  $124,000, respectively. During 2010, the Company suspended matching contributions.

Leases	12 Months Ended
Dec. 31, 2010
Leases [Abstract]
Leases

Note 15 – Leases

The Company leases certain office space and equipment. As leases expire, it can be expected that, in the normal course of business, certain leases will be renewed or replaced.

Rent expense was approximately  $800,000 and  $1.3 million for the years ended December 31, 2010 and 2009, respectively.

Minimum lease payments under non-cancelable operating leases as of December 31, 2010 are:

2011	$822,596
2012	850,960
2013	880,271
2014	905,143
2015	692,422
Thereafter	—

The Company had a subsidiary, MarketSmart Interactive ("Interactive") that was dissolved in 2007. Interactive was a party to an operating lease. There is currently a legal action filed by the Lessor of the Interactive lease. Interactive was insolvent when it was dissolved. (See Note 16).

In 2010, the Company subleased a portion of its offices in its headquarters to a third-party telemarketing firm. The term of the sublease is for 36 months and requires equal monthly payments of approximately  $20,000 per month.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 16 – Commitments and Contingencies

Legal Related

From time to time, the Company is a party as plaintiff or defendant to various legal proceedings related to its normal business operations.

A dissolved subsidiary, Interactive was party to a real estate lease in North Carolina ("the Property"). The lessor of the Property has filed a suit against Interactive, the dissolved lessee and MSA. Interactive was insolvent at the time of dissolution and MSA was not party to the lease. The Company intends to vigorously defend this matter.

In the opinion of management, although the outcome of any legal proceeding cannot be predicted with certainty, the ultimate liability of the Company in connection with its legal proceedings will not have a material adverse effect on the Company's financial position, but could be material to the results of operations in any one future accounting period. Defense costs are expensed as incurred.

Segment Analysis	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Analysis [Abstract]
Segment Analysis

Note 13 – Segment Analysis

In 2011, management reorganized the operations along two new operating segments – Performance Marketing and Web Properties. Prior to 2011, our two segments were classified as Exchange and Direct segments

We are an Internet marketing services business separated into two reporting segments: Performance Marketing and Web Properties. The Performance Marketing Segment includes both the technologies and networks required to facilitate B2B transactions. The Web Properties includes both the products and websites required to market to consumers online including our owned and operated websites, a lead generation business and a data collection and distribution business.

MSA, RESO and iLead (see Note 10) are reported as discontinued operations in the consolidated financial statements for 2011 and 2010.

Listed below is a presentation of net revenue, gross profit and earnings (loss) before interest, taxes, and depreciation and amortization, and stock based payments for all reportable segments for the three and nine months ended September 30, 2011 and 2010. We currently only track certain assets at the segment level and therefore assets by segment are not presented below. The Corporate category in the "Earnings (Loss) before Interest, Taxes, Depreciation and Amortization, and Stock Based Payments" from continuing operations table consists of corporate expenses not allocated to any segment. Note that the "Earnings (Loss) before Interest, Taxes, Depreciation and Amortization, and Stock Based Payments" is not a measure of performance defined in accordance with GAAP.

Net Revenue by Industry Segment

	Three Months Ended September 30				Nine Months Ended September 30
	2011		2010		2011		2010
Segment:	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Performance marketing	$5,349,220	65.2%	$10,630,826	74.5%	$18,723,897	64.1%	$26,017,902	74.4%
Web properties	2,853,896	34.8%	3,639,459	25.5%	10,485,749	35.9%	8,956,467	25.6%

Total Revenue	$8,203,116	100.0%	$14,270,285	100.0%	$29,209,646	100.0%	$34,974,369	100.0%

Gross Profit by Industry Segment

	Three Months Ended September 30		Nine Months Ended September 30
Segment:	2011	2010	2011	2010
Performance marketing	$1,421,929	$2,743,390	$4,610,714	$6,387,973
Web properties	2,145,279	3,072,761	8,492,745	7,187,559

Total	$3,567,208	$5,816,151	$13,103,459	$13,575,532

Earnings before Interest, Taxes, Depreciation and Amortization, and Stock Based Payments by Industry Segment

	Three Months Ended September 30		Nine Months Ended September 30
Segment:	2011	2010	2011	2010
Performance marketing	$814,500	$2,246,111	$2,869,033	$4,839,682
Web properties	257,156	710,874	189,768	2,117,307
Corporate	(984,076)	(1,719,108)	(3,102,239)	(5,582,868)

Total	$87,580	$1,237,877	$(43,438)	$1,374,121

Note 17 – Segment Analysis

The Company is an Internet marketing services business separated into two reporting segments: Performance Marketing and Web Properties. The Performance Marketing segment includes both the technologies and networks required to facilitate business to business transactions. The Web Properties segment includes both the products and websites required to market to consumers online, a lead generation business and data collection and distribution.

Listed below is a presentation of the unaudited revenue, gross profit and earnings (loss) before interest, taxes, depreciation and amortization and stock based compensation for all reportable industry segments for the years ended December 31, 2010 and 2009. The Company currently only tracks certain assets at the segment level and therefore assets by segment are not presented below. The Corporate category in the "Earnings (Loss) before Interest, Taxes, Depreciation and Amortization, and Stock Based Compensation" table consists of corporate expenses not allocated to any segment.

Net Revenue by Industry Segment

	2010		2009
Segment:	Amount	Percent	Amount	Percent
Performance Marketing	$35,449,243	72.4%	$28,842,342	72.5%
Web Properties	13,520,604	27.6%	10,964,765	27.5%

Total	$48,969,847	100.0%	$39,807,107	100.0%

Gross Profit by Industry Segment

Segment:	2010	2009
Performance Marketing	$8,562,971	7,597,315
Web Properties	11,151,566	7,436,085

Total	$19,714,537	$15,033,400

Earnings before Stock-Based Compensation, Interest, Taxes, Depreciation and Amortization and Impairment Charges by Industry Segment

Segment:	2010	2009
Performance Marketing	$4,258,863	$2,387,710
Web Properties	2,772,692	3,325,165
Corporate	(4,850,124)	(4,340,546)

Total	$2,181,431	$1,372,329

Organization And Business And Accounting Policies	9 Months Ended
Sep. 30, 2011
Organization And Business And Accounting Policies [Abstract]
Organization And Business And Accounting Policies

Note 1 – Organization and Business and Accounting Policies

Inuvo™, Inc. and subsidiaries ("we," "us," or "our") is an Internet marketing/technology business with two segments:

•	Performance Marketing, and

•	Web Properties.

In 2011, management reorganized our operations along two new operating segments – Performance Marketing and Web Properties. Prior to 2011, our segments were classified as Exchange and Direct segments.

The Performance Marketing segment designs, builds, implements, manages and sells the various technology platforms and services we offer. For the last 24 months, the Performance Marketing segment has executed on a technology strategy to consolidate the disparate platforms we acquired between 2002 and 2008, resulting in a single technology foundation which can serve the needs of advertiser and publisher clients within this segment. This foundation is referred to as the Inuvo Platform. The Inuvo Platform is an open, quality-controlled, lead generation marketplace designed to allow advertisers and publishers the ability to manage their consumer marketing transactions in an automated and transparent environment. In addition to the core Inuvo Platform for advertisers and publishers, we continue to sell several legacy platforms, services or directories within the Performance Marketing segment. Revenue is principally generated when a consumer clicks on links, fills out a lead form or purchases a product. In this segment, we must attract highly visited web publishers where competition for advertising space is driven primarily by the amount paid for each offer presented on each page viewed. We believe that greater transparency and alignment between advertisers and publishers, combined with sophisticated analytic technologies that predict fraud and target offers more effectively, will differentiate service providers in this marketplace.

The Web Properties segment designs, builds and manages unique offers and/or websites that generate revenue principally from the sale of products, leads and/or advertising. The Web Properties segment manages owned and operated websites across verticals that include local search, product shopping comparison, pre/post natal interests. The segment uses a number of online tactics designed to drive traffic to these owned and operated sites including search, affiliates, email and display marketing campaigns. In the future, we expect that a majority of such tactics will be deployed and/or tracked via the Inuvo Platform.

In October 2009, we brought to market the Inuvo Platform. Within this solution, advertisers create and manage advertising campaigns, web publishers better monetize their available advertising inventory, and strategic partners and web developers have the ability to customize implementations through an application-programming interface ("API"). We see ourselves well positioned to capitalize on market trends across online marketing channels using this platform as the foundation for entering new markets.

In March 2011, we completed the exit from the ValidClick AdExchange business. With this exit, we no longer support direct auctioned based cost-per-click advertisers and multi-tiered ad networks of third party website publishers.

On May 9, 2011 we received notice from the NYSE Amex (the "Exchange") that we were below certain of the Exchange's continued listing standards due to stockholders' equity of less than  $4.0 million and losses from continuing operations and/or net losses in three of our four most recent fiscal years as set forth in Section 1003(a)(ii) of the Exchange's Company Guide. The stockholders' equity balance of less than  $4.0 million was largely a result of; a series of impairment charges and losses from discontinued operations over the past two years, and lower Search Marketing revenue due to Yahoo!'s decision to transfer its search operations to Bing (Microsoft). The Exchange allowed us to submit a plan of compliance (the "Plan") demonstrating our ability to regain compliance with their listing standards. We submitted such a plan to the Exchange and it was accepted by the Exchange on July 5, 2011. Our plan was to immediately raise capital sufficient to regain compliance with the Exchange's listing standards. Secondly, we initiated an operating plan that demonstrates our ability to grow revenue and operate profitably to remain compliant with the Exchange's listing requirement and increase shareholder value. The key points of the Plan provided to the Exchange were:

•	Raise up to $4.0 million of equity over the remainder of 2011,

•	Launch three new marketing initiatives that we believe will create positive earnings and cash flow, and

•	Maintain a cost reduction program that began in late 2010.

On June 20, 2011, we executed the first part of the Plan by raising  $2.7 million in equity selling 1,350,000 shares of our common stock and warrants to purchase up to an aggregate of 675,000 shares of common stock at  $2.20 per share.

The second part of the plan included three new marketing initiatives. Each of these initiatives required minimal capital as they leveraged Inuvo's existing technology, assets and services. These initiatives included:

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BargainMatch. BargainMatch, an owned and operated website in the Web Properties segment, is Inuvo's comparative shopping site that rewards consumer loyalty by providing cash back on the purchase of products. BargainMatch has an extensive panel of retailers that offer cash incentives for purchases across a large list of SKUs. Retailers determine how much they will pay for a customer purchase. Inuvo takes a share of the transaction and set aside the cash back portion for customers. Inuvo has white-labeled the BargainMatch service for use by other online websites interested in building loyalty from their visitors while simultaneously driving additional revenue. Inuvo's customers for the white-labeled service promote their version of the site to their constituents. Inuvo manages and hosts the solution and shares revenue from sponsored ads and the commission on product sales. BargainMatch was launched in the third quarter of 2011.

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Kowabunga. Kowabunga is a daily deal program focused on rural America, a market Inuvo believe is underserved by market leaders. Inuvo has access to millions of consumers through its search marketing operations that are potential customers for a local deal of the day. Inuvo is partnering with a national direct marketer, which currently markets offers from hundreds of thousands of merchants in rural America. Inuvo has developed the infrastructure to present daily local offers from the inventory of its partner to the consumers from the Inuvo Platform. Inuvo believes that the potential reach of this program is to 20 million households in 25 states, with a potential for 90% household penetration, 2,500 national and local retail advertisers, and 80% of these markets that are home to a college or university. Kowabunga was launched in the third quarter of 2011.

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Kidzadu. Within Inuvo's owned and operated sites and other sources, Inuvo acquires more than 200,000 pre-natal name leads per month. With Kidzadu™, Inuvo created a model to identify attractive prospects from its inventory of leads. A typical middle income family will spend  $12,000 in a baby's first year. Inuvo will offer a credit line, financed by a partner who will assume the loan risk, to qualified leads, on a real time basis for use only at Inuvo's online baby products store, Kidzadu™. Kidzadu was launched in the second quarter of 2011, however, the initial consumer acceptance of the model was lower than expected. As a result of the disappointing initial results, as well as difficulties fully integrating the finance partner's services, in the third quarter of 2011 Inuvo delayed any further efforts on this initiative.

On May 31, 2011, we notified our outsourced telemarketing company that we were exercising our right to terminate the Master Services Agreement between the parties without cause. Pursuant to the terms of the Master Services Agreement, we were required to pay a one-time payment of  $340,000 that was made in June 2011. Pursuant to this termination we wrote off a note receivable for approximately  $101,000 related to the sale of property and equipment.

In September 2011, in order to further reduce our operating costs, we eliminated 16 full time positions and six part-time positions. The effect of this reduction in personnel is approximately  $1.1 million annually.

On October 16, 2011, we signed an Agreement and Plan of Merger with Vertro, Inc. ("Vertro"). The Agreement calls for us to acquire all of the outstanding stock of Vertro in exchange for our common stock. The closing of the merger is conditioned upon, among other things, approval of the holders of a majority of our stockholders, the approval of the holders of a majority of the Vertro stockholders, the approval of the listing of the shares to be issued on the NYSE Amex, receipt of financing from Bridge Bank, N.A. or acceptable alternative financing and customary closing conditions. Subject to the satisfaction of these conditions, we anticipate that the merger will close in the fourth quarter of 2011 or the first quarter of 2012. The companies, once combined, have an opportunity to capitalize on the Vertro distribution channels with the advertising sources of the Inuvo platform. Expected benefits of the merger include diversification of suppliers and revenue streams, lower operating costs and a combined expertise in search to create revenue opportunities and lower advertising buying costs.

We may seek to raise additional capital through public or private equity financings in order to fund our operations, take advantage of favorable business opportunities, develop and upgrade our technology infrastructure, develop new product and service offerings, or take advantage of favorable conditions in capital markets. We cannot be assured that additional financing will be available to us on favorable terms, or at all. If we issue additional equity, our existing stockholders may experience substantial dilution.

We believe the execution of the Plan filed with the Exchange, the reduction of costs, along with the new bank facility and raising equity capital, may provide sufficient cash for the next twelve months. If our search operations continue to weaken or if any of the ongoing litigation or claims made against us result in an unfavorable judgment or settlement, we may not have adequate cash in order to operate.

The accompanying consolidated financial statements were prepared by management on a go-forward basis and therefore do not include any adjustments to the Company's assets or liabilities.

Our significant accounting policies are described in Note 2 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010, as amended, and as filed with the Securities and Exchange Commission ("SEC"). For interim reporting purposes, we follow the same accounting policies and consider each interim period as an integral part of an annual period. Certain prior period amounts are reclassified to conform to the current presentation related to discontinued operations and segment classification.

Discontinued Operations

During 2008, we made a decision to divest our MarketSmart Advertising, Inc. ("MSA") operations and, on September 24, 2010, we sold substantially all of the assets of MSA. In March 2010, due to market and strategic reasons we decided to exit the negative-option marketing programs which became part of our Direct segment following the iLead Media, Inc. ("iLead") acquisition in 2006. In July 2010, the Board of Directors approved the plan to sell our Real Estate School Online ("RESO") business unit and in December 2010, substantially all of the assets of RESO were sold. See note 10.

Basis of Presentation

The consolidated financial statements include our accounts and those of our subsidiaries. All inter-company accounts and transactions are eliminated in consolidation.

The accompanying unaudited interim consolidated financial statements as of September 30, 2011 and for the three and nine months ended September 30, 2011 and 2010 are prepared pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in the consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") are condensed or omitted pursuant to such rules and regulations. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2010, as amended, and filed with the SEC. The interim consolidated financial information contained herein is not certified or audited; it reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the operating results for the periods presented, stated on a basis consistent with that of the audited consolidated financial statements. The results of operations for any interim period are not necessarily indicative of results to be expected for the full year.

Reclassifications

Certain prior period amounts are reclassified to conform to the current presentation of discontinued operations related to RESO as the results of RESO were previously included as part of continuing operations for the three and nine months ended September 30, 2010. Additionally, we have reclassified amounts to conform to the presentation of our new segments.

Additionally, all consolidated financial statements and notes herein reflect the impact of the 1 for 10 reverse stock split on our common and the related proportional reduction in the number of authorized shares of our common stock and preferred stock in December 2010.

Use of Estimates

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of net revenue and expenses in the reporting period. We regularly evaluate estimates and assumptions related to allowances for doubtful accounts, goodwill and purchased intangible asset valuations, derivatives, deferred income tax asset valuation allowances, stock compensation, and the value of stock options and warrants. We base our estimates and assumptions on current facts, historical experience and on various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. The actual results experienced by us may differ materially and adversely from management's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Credit Risk, Customer and Vendor Evaluation

Accounts receivable are typically unsecured and are derived from sales to customers. We perform ongoing credit evaluations of our customers and maintain allowances for estimated credit losses. We apply judgment as to our ability to collect outstanding receivables based primarily on management's evaluation of the customer's financial condition and past collection history and records a specific allowance. In addition, we record an allowance based on the length of time the receivables are past due.

At September 30, 2011, we had one individual customer with accounts receivable balances greater than 10% of the gross accounts receivable from continuing operations. This customer owed approximately  $2.2 million or 66.1% of gross accounts receivable at September 30, 2011 and approximately  $3.0 million or 60.0% of gross accounts receivable at December 31, 2010. This same customer contributed approximately  $7.3 million or 88.8% of total net revenue from continuing operations for the three months ended September 30, 2011 and approximately  $11.9 million or 83.6% of total net revenue from continuing operations for the three months ended September 30, 2010. Additionally, this customer contributed approximately  $25.2 million or 86.4% of total net revenue from continuing operations for the nine months ended September 30, 2011 and approximately  $27.7 million or 79.2% of total net revenue from continuing operations for the nine months ended September 30, 2010.

Term and Credit Note Payable	9 Months Ended
Sep. 30, 2011
Term and Credit Note Payable [Abstract]
Term and Credit Note Payable

Note 6 – Term and Credit Note Payable

On February 15, 2011, we entered into a two-year Business Financing Agreement (the "Agreement") with Bridge Bank, N.A. ("Bridge Bank"). This Agreement provides for a revolving credit facility of up to  $8.0 million and replaces the  $5.0 million credit facility with Wachovia Bank, N.A. ("Wachovia") that was scheduled to expire in March 2011. The Bridge Bank credit facility allows us to borrow against 80% of eligible accounts receivable balances, which are generally those balances owed by U.S. based customers that are less than 90 days from the date of invoice. In addition, the Bridge Bank facility provides an additional term note payable of  $475,000 to collateralize a stand-by letter of credit required by our corporate headquarters lease. The  $475,000 of proceeds from the term note payable is included in restricted cash as of September 30, 2011. Under the terms of the Agreement, we must maintain certain depository, operating and investment accounts at Bridge Bank; provide Bridge Bank a first priority perfected security interest in all of our accounts and personal property; provide various monthly, quarterly and annual reports; limit additional indebtedness to  $500,000 of purchase money including capital leases and an additional  $500,000 of all other indebtedness; and maintain "operating profit" of net income plus interest and taxes plus non-cash expenses for amortization, depreciation, stock based compensation, discontinued operations and non-recurring items of not less than  $100,000 for the immediate proceeding three month period. At the closing of the Agreement several fees were paid including a facility fee (0.25% of the maximum credit limit), a due diligence fee of  $800, a fee-in-lieu-of-warrant of  $21,250 and a non-formula facility fee of  $4,750. The facility fee is due annually. A maintenance fee of .125% of the average daily balance and the finance charge (Prime Rate plus 200 bonus points) are due monthly. The Prime Rate was 3.25% at September 30, 2011. As of September 30, 2011, there was  $2,532,000 outstanding under the revolving credit facility and there was no additional availability under the Agreement.

On June 2, 2011, we entered into a Business Financing Modification Agreement with Bridge Bank effective May 25, 2011 pursuant to which  $1.0 million of the revolving line of credit was converted to a nonformula sublimit of availability that would mature in 240 days. In order to secure this additional availability, Mr. Charles D. Morgan, a member of our board of directors, provided a backup letter of credit to Bridge Bank in the amount of  $1.0 million. In connection therewith, we entered into a Reimbursement and Security Agreement with Mr. Morgan pursuant to which we granted him a second position security interest in and to our assets and agreed to reimburse him should Bridge Bank be required to draw against the backup letter of credit provided by him. We drew down on this additional availability and used it for our working capital needs. It was fully repaid on June 23, 2011.

At June 30, 2011, we were not in compliance with the covenant to maintain an operating profit of not less than  $100,000 (see above) required by the Bridge Bank credit facility primarily due to a one-time payment of  $340,000 to exit our outsourcing call center contract (see Note 1). We received a waiver from Bridge Bank for non-compliance with the covenant for the months ending June 30, 2011, July 31, 2011 and August 31, 2011. At September 30, 2011, we were in compliance with all terms of the Bridge Bank credit facility.

Sale Of Common Stock And Treasury Stock	9 Months Ended
Sep. 30, 2011
Sale Of Common Stock And Treasury Stock [Abstract]
Sale Of Common Stock And Treasury Stock

Note 8 – Sale of Common Stock and Treasury Stock

On June 20, 2011, we entered into Subscription Agreements with 17 institutional and accredited investors, several of which are affiliated entities, for the sale of 1,350,000 shares of our common stock, together with immediately exercisable five year warrants to purchase up to an aggregate of 675,000 shares of common stock, resulting in gross proceeds to us of  $2,700,000. Each warrant entitles the investor to purchase 0.50 shares of our common stock for every share of common stock purchased by such investor in the offering. The purchase price for each share of common stock and the related warrants was  $2.00. Each warrant has an exercise price of  $2.20 per share which is subject to adjustments in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. This offering was priced at the close of market on June 20, 2011 and was conducted as a takedown from our shelf registration statement which was declared effective by the SEC in April 2011. A portion of the proceeds from the sale the common stock were used to repay the  $1 million non-formula revolving line of credit secured by Mr. Morgan (see Note 1).

In August 2011, we retired 164,869 shares of our common stock held in treasury valued at approximately  $627,000.

Net Loss Per Common Share	9 Months Ended
Sep. 30, 2011
Net Loss Per Common Share [Abstract]
Net Loss Per Common Share

Note 11 – Net Loss Per Common Share

During the periods presented, we had securities, mainly stock options and warrants, which could potentially dilute basic earnings per share in the future, but were excluded from the computation of diluted net loss per share, as their effect are anti-dilutive. Per share data is based on the weighted average number of shares outstanding.

Impact Of Recent Accounting Pronouncements	9 Months Ended
Sep. 30, 2011
Impact Of Recent Accounting Pronouncements [Abstract]
Impact Of Recent Accounting Pronouncements

Note 12 – Impact of Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-08, Intangibles – Goodwill and Other (Topic 350) to allow entities to use a qualitative approach to test goodwill for impairment. ASU 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU 2011-08 is effective for us in fiscal 2013 and earlier adoption is permitted. We are currently evaluating the impact of our pending adoption of ASU 2011-08 on our consolidated financial statements. The new guidance requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU is effective for us for the interim and annual periods beginning after December 15, 2011. The adoption of this ASU is not expected to have a material impact on our consolidated financial statements or disclosures.

In May 2011, FASB issued ASU 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The ASU expands ASC 820's existing disclosure requirements for fair value measurements and makes other amendments that could change how the fair value measurement guidance in ASC 820 is applied. The ASU is effective for us for the interim and annual periods beginning after December 15, 2011. The adoption of this ASU is not expected to have an impact on our consolidated financial statements or disclosures.

In December 2010, the FASB issued ASU 2010-28, Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The ASU does not prescribe a specific method of calculation of the carrying value of a reporting unit in the performance of Step 1 of the goodwill impairment test (i.e. equity-value-based method or enterprise-value-based method). However, it requires entities with a zero or negative carrying value to access considering the qualitative factors such as those used to determine whether a triggering event would require an interim goodwill impairment test (listed in ASC 350-20-35-30, Intangibles – Goodwill and Other – Subsequent Measurement), whether it is more likely than not that a goodwill impairment exists and perform Step 2 of the goodwill impairment test if so concluded. ASU 2010-28 is effective for us beginning January 1, 2011 and early adoption was not permitted. The adoption of ASU 2010-28 did not have a material impact on our consolidated balance sheet or statement of operations as of September 30, 2011.

Other recent accounting pronouncements issued by the FASB, the Public Company Accounting Oversight Board ("PCAOB"), the American institute of Certified Public Accountants ("AICPA"), and the SEC did not or are not believed by management to have a material impact on our present or future consolidated financial statements.

Litigation And Settlements	9 Months Ended
Sep. 30, 2011
Litigation And Settlements [Abstract]
Litigation And Settlements

Note 14 – Litigation and Settlements

We were a party to litigation with a former director, John Giura, pursuant to which Mr. Giura filed an action alleging that we breached a consulting agreement. On April 1, 2011, we entered into an agreement to settle this litigation wherein we agreed to pay  $25,000 and issue 40,000 shares of our common stock valued at  $114,800 in full settlement of all claims in this lawsuit. We recorded a one-time charge of approximately  $140,000 in March 2011 related to this settlement.

We were also a party to litigation with an owner of property leased by a subsidiary of Inuvo pursuant to which the owner alleged a breach of a lease agreement, in addition to claims of unfair and deceptive trade practices, fraud and misrepresentation were alleged. On April 6, 2011, we entered into an agreement to settle this litigation wherein we agreed to pay a total of  $340,000 in installments over the next 2 years and issued 40,000 shares of the our common stock valued at  $115,600 in full settlement of all claims in this lawsuit. We recorded a one-time credit of approximately  $256,000 in March 2011 in discontinued operations related to this settlement due to the write-off of accrued rent.

We were a party to litigation with a former employee, for alleged breach of an employment agreement and other contract and tort claims. On April 7, 2011, we entered into an agreement to settle this litigation pursuant to which we agreed to pay an aggregate of  $125,000, partially covered by insurance, over six months and issue 50,000 shares of the our common stock valued at approximately  $135,000 in full settlement of this litigation. We recorded a one-time charge of  $235,000 in March 2011 related to this settlement.

We were notified by the counsel of our former chief executive officer that he is claiming indemnification of the legal costs not reimbursed by insurance to defend him from a claim made by the Securities and Exchange Commission. We are evaluating the claim at this time and are unable to ascertain the potential monetary impact on us, if any.

Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

Note – 15 Subsequent Events

On October 16, 2011, we entered into an Agreement and Plan of Merger (the "Merger Agreement") with Anhinga Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary ("Merger Sub"), and Vertro, Inc., a Delaware corporation ("Vertro"). Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into Vertro and Vertro will be the surviving corporation and a one of our wholly owned subsidiaries (the "Merger"). Our board of directors and Vertro's board of directors have approved the Merger Agreement and have recommended that our stockholders and those of Vertro, respectively, approve the Merger.

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, each share of Vertro common stock, par value  $0.005 per share (the "Vertro Common Stock") that is issued and outstanding at such time will be cancelled and converted into the right to receive 1.546 shares of our common stock, par value  $0.001 per share. Options to purchase Vertro Common Stock and restricted stock units, to the extent not vested as a result of the change of control, based on Vertro Common Stock will be converted into and become, respectively, options to purchase our common stock and restricted stock units based on our common stock, in each case on terms substantially identical to those in effect immediately prior to the effective time of the Merger, in accordance with the 1.546 exchange ratio.

The parties have made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The closing of the Merger is conditioned upon, among other things, approval of the holders of a majority of the outstanding shares of our common stock, the approval of the holders of a majority of the outstanding shares of Vertro Common Stock, the approval of the listing of the shares to be issued on the NYSE Amex, receipt of financing from Bridge Bank, N.A. or acceptable alternative financing and customary closing conditions. Subject to the satisfaction of these conditions, we anticipate that the Merger will close in the fourth quarter of 2011 or the first quarter of 2012.

Both companies have agreed not to solicit, initiate, seek, or knowingly encourage the making of any proposal or offer with respect to certain specified acquisition proposals. The Merger Agreement may be terminated under certain circumstances, including by us or Vertro if, among other requirements, the terminating party has received certain specified superior offers, has not violated its obligations under the Merger Agreement with respect to any superior offer, and pays a termination fee of  $500,000.